UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K
Current Report

_______________

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2003

Exact name of registrant as
specified in its charter
and principal office
Commission	address and telephone	State of	I.R.S. Employer
File Number	number	Incorporation	I.D. Number

1-16163	WGL Holdings, Inc. 101 Constitution Ave, N.W. Washington, D.C. 20080 (703) 750-2000	Virginia	52-2210912

0-49807	Washington Gas Light Company 101 Constitution Ave, N.W. Washington, D.C. 20080 (703) 750-4440	District of Columbia and Virginia	53-0162882

Former name or former address, if changed since last report:    None

ITEM 9. REGULATION FD DISCLOSURE

On November 7, 2003, WGL Holdings, Inc. (the Company) held a financial analyst conference in which it outlined the Company’s key financial objectives and provided earnings guidance for fiscal year ending September 30, 2004. During the conference, the Company also presented certain key financial measures utilized by management that were derived on a basis other than generally accepted accounting principles (non-GAAP financial measures).

A copy of the Company’s news release that reflects the earnings guidance for fiscal year 2004 is attached hereto as Exhibit 99.1. Reconciliations of the differences between the non-GAAP financial measures disclosed at the financial analyst conference and the most directly comparable financial measures calculated and presented in accordance with GAAP are attached hereto as Exhibit 99.2.

This Form 8-K and the attached exhibits are provided under Item 9 and in satisfaction of Item 12, “Results of Operations and Financial Condition,” and are furnished to, but not filed with, the Securities and Exchange Commission.

Exhibits

99.1 News Release dated November 7, 2003
99.2 Reconciliation of GAAP financial measures to non-GAAP financial measures

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this Report to be signed on their behalf by the undersigned hereunto duly authorized.

WGL Holdings, Inc. and Washington Gas Light Company (Registrants)

Date	November 7, 2003	/s/ Mark P. O’Flynn

Mark P. O’Flynn Controller (Principal Accounting Officer)